UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 20, 2023

EvoAir Holdings Inc.

(Exact name of registrant as specified in Charter)

Nevada	98-1353613	8713
(State or other jurisdiction of incorporation or organization)	IRS Employer Identification Number	Primary Standard Industrial Classification Code Number

EvoAir Holdings Inc.
31-A2, Jalan 5/32A
6 ½ Miles off Jalan Kepong
52000 Kuala Lumpur, Malaysia
(Address of Principal Executive Offices)

+603 6243 3379

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001	EVOH	OTC Markets – Pink Sheet

Item 1.01. Entry into a Material Definitive Agreement.

Private Placement in February

On February 20, 2023, EvoAir Holdings Inc. (the “Company”) entered into Regulation S share subscription agreements (the “Regulation S SPAs”) with eleven investors (the “Regulation S Investors”), each of whom represented that it was a “non-U.S. Persons” as defined in Regulation S of the Securities Act of 1933, as amended (the “Securities Act”).

Pursuant to the Regulation S SPAs, the Company agreed to issue and sell in aggregate, (i) 57,783 shares of common stock, par value $0.001 per share (“Common Stock”) to the Regulation S Investors, at a per Share purchase price of $2.50 (the “Offering”) as part of a series of the private placement offerings by the Company for an aggregate of up to 6,000,000 shares of Common Stock at a per share purchase price of $2.50. The gross proceeds from the Offering in aggregate will be $144,443.

The Regulation S Investors to the SPAs have each made customary representations, warranties and covenants, including, among other things, that each of the Regulation S Investors are “non-U.S. Persons” as defined in Regulation S, and that each of the Regulation S Investors have not received an offer to purchase subscription shares inside the United States and will not originate a buy order inside the United States.

The net proceeds of the Offering shall be used by the Company in connection with the Company’s general corporate purpose, provide working capital and to meet other capital requirements of the Company. The SPAs are subject to various conditions to closing, including that that the investor shall pay the purchase price to the Company on the closing date, and that the Company shall deliver to the investors the Shares in book entry form within thirty (30) days of the clearing of the transfer of purchase price. The shares of Common Stock to be issued in the Offering are exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Regulation S promulgated thereunder.

The form of the Regulation S SPAs are filed as Exhibits 10.1 to this Current Report on Form 8-K and such document are incorporated herein by reference. The foregoing is only a brief description of the material terms of the SPAs, and does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to such exhibits.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

10.1	Form of Subscription Agreement between Regulation S Investors and EvoAir Holdings Inc.,
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

EvoAir Holdings Inc.

Date: February 23, 2023	By:	/s/ Low Wai Koon
Low Wai Koon
Chairman, President and Chief Executive Officer
(Principal Executive Officer)

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